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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                         Date of Report:  May 29, 1997



                       SONIC ENVIRONMENTAL SYSTEMS, INC.
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              (Exact name of Registrant as specified in charter)


    Delaware                         0-21832                        13-1949528
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  (State or other              (Commission File No.)            (IRS Employer
  jurisdiction of                                                Identification
  incorporation)                                                 Number



141 New Road, Parsippany, New Jersey                                    07054
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code:  (201) 882-9288
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Item 2.  Disposition of Assets

          On April 25, 1997, Registrant sold substantially all of the assets of Sonic Environmental Controls, Inc. ("Controls"), its wholly owned subsidiary engaged in the manufacture of industrial refrigerant management products and systems, to Reftec International, Inc. ("Reftec"), a Florida corporation, for approximately $402,000 as well as Reftec's assumption of certain of Controls' liabilities. Of the approximately $402,000 purchase price, $220,000 was paid to Registrant at the closing, accompanied by Reftec's delivery of two promissory notes in the respective amounts of $100,000 (the "$100,000 Note") and approximately $82,000, the first payable in one year and the second in equal successive monthly installments over a six year period beginning in May 1997, respectively.

          Chris L. Sagar, a principal of Reftec and a guarantor of the $100,000 Note, is the former general manager of Controls.

          Registrant, which is currently operating as a debtor-in-possession under Chapter 11 of the Federal Bankruptcy Code, had previously filed a First Amended Plan of Reorganization with the Federal Bankruptcy Court in Newark, New Jersey which calls for Registrant's merger with Turbotak Technologies Inc., a privately held Canadian company, to form a company which will be called TurboSonic Technologies, Inc. Registrant's First Amended Plan of Reorganization also provides that $100,000 of the $220,000 received by Registrant from the sale of Controls' assets, which sale was approved by the Federal Bankruptcy Court on April 7, 1997, will be paid to Registrant's pre-petition creditors, and, in addition, that the $100,000 Note will be assigned to such pre-petition creditors.

          As previously reported in Registrant's Current Report on Form 8-K dated March 31, 1997, a confirmation hearing on Registrant's First Amended Plan of Reorganization has been scheduled for June 9, 1997.

          A copy of the Asset Purchase Agreement between Registrant and Reftec is attached as an exhibit hereto.


Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits

         (b)  Pro Forma Financial Information
              To be filed by Amendment

         (c)  Exhibits

               10.1 Asset Purchase Agreement dated March   , 1997 between
                    Registrant and Reftec International, Inc.
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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: May 29, 1997           SONIC ENVIRONMENTAL SYSTEMS, INC.
                                       (registrant)



                              By: /s/Richard H. Hurd
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                                  Richard H. Hurd
                                  President